As filed with the  Securities  and  Exchange  Commission  on  January 10,  2000
Registration                            No.                            333-93239
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------



                                 AMENDMENT NO. 1
                                       to

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                           ---------------------------


                        Enterprise Products Partners L.P.
                       Enterprise Products Operating L.P.
                (Name of Registrant as specified in its charter)

             Delaware                                         76-0568219
             Delaware                                         76-0568220
   (State or other jurisdiction                            (I.R.S. Employer
 of incorporation or organization)                        Identification No.)

                                                           Richard H. Bachmann
       2727 North Loop West                                2727 North Loop West
       Houston, Texas 77008                                Houston, Texas 77008
          (713) 880-6500                                      (713) 880-6500
  (Address, including zip code,                      (name, address, including
  and telephone number,                              zip code, and telephone
  including area code, of                            number,including area code,
  Registrant's principal                             of agent for service)
  executive offices)
                                   Copies to:
                             Vinson & Elkins L.L.P.
                                   1001 Fannin
                            Houston, Texas 77002-6760
                                 (713) 758-2222
                             Attn: Michael P. Finch

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

     If the securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

     If any of the securities registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. |X|

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

--------------------------------------------------------------------------------


Houston:60055.3

Explanatory Note:We are filing this  Amendment  solely for the purpose of filing
     Exhibits 5.1 and 8.1 and checking the "Rule 415" box on the cover page.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits.

     The following documents are filed as exhibits to this Registration Statement, including those exhibits incorporated herein by reference to a prior filing of the Company under the Securities Act or the Exchange Act as indicated in parentheses:

Exhibit
No.           Exhibit


*1.1 Form of Underwriting Agreement (Debt Securities).

*1.2 Form of Underwriting Agreement (Common Units).

3.1 Second Amended and Restated Agreement of Limited Partnership of Enterprise Products Partners L.P. dated as of September 17, 1999 (incorporated by reference to Exhibit 4 on Form 8-K dated October 4, 1999).

3.2 First Amended and Restated Limited Liability Company Agreement of the General Partner dated as of September 17, 1999 (incorporated by reference to Exhibit 99.8 on the Form 8-K/A-1 dated October 27, 1999).

3.3 Form of Amended and Restated Agreement of Limited Partnership of Enterprise Products Operating L.P. (incorporated by reference to Exhibit 3.2 to Registration Statement on Form S-1/A, File No. 333-52537, filed on July 21,
     1998).

*4.1 Form of Debt Securities Indenture

*4.2 Form of Debt Securities.

4.3 Form of Common Unit certificate (incorporated by reference to Exhibit 4.1 to Registration Statement on Form S-1/A, File No. 333-52537, filed on July 21, 1998).

4.4 Credit Agreement among Enterprise Products Operating L.P., the Several Banks from Time to Time Parties Hereto, Den Norske Bank ASA, and Bank of Tokyo-Mitsubishi, Ltd., Houston Agency as Co- Arrangers, The Bank of Nova Scotia, as Co-Arranger and as Documentation Agent and The Chase Manhattan Bank as Co-Arranger and as Agent dated as of July 27, 1998 as Amended and Restated as of September 30, 1998 (incorporated by reference to Exhibit 4.2 to Form 10-K-105 filed on March 17, 1999).

4.5 First Amendment to $200 million Credit Agreement dated July 28, 1999 among Enterprise Products Operating and certain banks (incorporated by reference to Exhibit 99.9 on Form 8-/A-1 dated October 27, 1999).

4.6 $350 million Credit Agreement dated July 28, 1999 among Enterprise Products Operating and certain banks (incorporated by reference to Exhibit 99.10 on Form 8-K/A-1 dated October 27, 1999).

4.7 Unitholder Rights Agreement dated September 17, 1999 (incorporated by reference to Exhibit 99.5 on Form 8-K dated October 4, 1999).

4.8 Contribution Agreement dated September 17, 1999 (incorporated by reference to Exhibit 1 on Form 8-K dated October 4, 1999).

4.9 Registration Rights Agreement dated September 17, 1999 (incorporated by reference to Exhibit 3 on Form 8-K dated October 4, 1999).

4.10 Unitholder Rights Agreement dated September 17, 1999 (incorporated by reference to Exhibit 2 on Form 8-K dated October 4, 1999).

***5.1 Opinion of Vinson & Elkins L.L.P.

***8.1 Opinion of Vinson & Elkins L.L.P. relating to certain tax matters.

**12.1 Calculation of Ratio of Earnings to Fixed Charges.

**23.1 Consent of Deloitte Touche L.L.P.

23.3   Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).

24.1   Powers of Attorney (included on signature page).

*25.1Form T-1  Statement of  Eligibility  of Trustee  under the Debt  Securities
     Indenture.

**27.1 Financial Data Schedule.





---------------------------

* The Company will file as an exhibit to a Current Report on Form 8-K (i) any form of Debt Securities Indenture, Debt Securities, Depositary Receipts or Depositary Agreement, (ii) any form of underwriting agreement to be used in connection with an offering of securities, and (iii) any statement of eligibility of a trustee in connection with an offering of Debt Securities.

**   Previously filed.

*** Filed herewith.



Houston:60055.3

                                                    SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on January 10, 2000.

                                           ENTERPRISE PRODUCTS PARTNERS, L.P.

                                       By: ENTERPRISE PRODUCTS G.P., LLC
                                           As General Partner


                                       By:  /s/ O.S. Andras
                                           --------------------
                                           O. S. Andras
                                           President and Chief Executive Officer


                                           ENTERPRISE PRODUCTS OPERATING, L.P.

                                       By: ENTERPRISE PRODUCTS G.P., LLC
                                           As General Partner


                                       By: /s/ O.S. Andras
                                           -------------------
                                           O. S. Andras
                                           President and Chief Executive Officer


Houston:60055.3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated on the 10th day of January, 2000.

Signature                                 Title
                              (of Enterprise Products GP, LLC)

 *
----------------------------

Dan L. Duncan                 Chairman of the Board and Director

*
----------------------------
O. S. Andras                  President, Chief Executive Officer and Director
                              (Principal Executive Officer)

*
----------------------------
Randa L. Duncan               Group Executive Vice President and Director

/s/ Gary L. Miller
----------------------------
Gary L. Miller                Executive Vice President, Chief Financial Officer,
                              Treasurer and Director (Principal Financial and
                              Accounting Officer)

*
----------------------------
Charles R. Crisp              Director

*
----------------------------
Dr. Ralph S. Cunningham       Director

*
----------------------------
Curtis R. Frasier             Director

*
----------------------------
Lee W. Marshall, Sr.          Director

*
----------------------------
Stephen H. McVeigh            Director



* By    /s/  Gary L. Miller
        --------------------------------
        Gary L. Miller
        Attorney-in-Fact


Houston:60055.3

                                INDEX TO EXHIBITS


Exhibit
No.           Exhibit


*1.1 Form of Underwriting Agreement (Debt Securities).

*1.2 Form of Underwriting Agreement (Common Units).

3.1 Second Amended and Restated Agreement of Limited Partnership of Enterprise Products Partners L.P. dated as of September 17, 1999 (incorporated by reference to Exhibit 4 on Form 8-K dated October 4, 1999).

3.2 First Amended and Restated Limited Liability Company Agreement of the General Partner dated as of September 17, 1999 (incorporated by reference to Exhibit 99.8 on the Form 8-K/A-1 dated October 27, 1999).

3.3 Form of Amended and Restated Agreement of Limited Partnership of Enterprise Products Operating L.P. (incorporated by reference to Exhibit 3.2 to Registration Statement on Form S-1/A, File No. 333-52537, filed on July 21,
     1998).

*4.1 Form of Debt Securities Indenture

*4.2 Form of Debt Securities.

4.3 Form of Common Unit certificate (incorporated by reference to Exhibit 4.1 to Registration Statement on Form S-1/A, File No. 333-52537, filed on July 21, 1998).

4.4 Credit Agreement among Enterprise Products Operating L.P., the Several Banks from Time to Time Parties Hereto, Den Norske Bank ASA, and Bank of Tokyo-Mitsubishi, Ltd., Houston Agency as Co- Arrangers, The Bank of Nova Scotia, as Co-Arranger and as Documentation Agent and The Chase Manhattan Bank as Co-Arranger and as Agent dated as of July 27, 1998 as Amended and Restated as of September 30, 1998 (incorporated by reference to Exhibit 4.2 to Form 10-K-105 filed on March 17, 1999).

4.5 First Amendment to $200 million Credit Agreement dated July 28, 1999 among Enterprise Products Operating and certain banks (incorporated by reference to Exhibit 99.9 on Form 8-/A-1 dated October 27, 1999).

4.6 $350 million Credit Agreement dated July 28, 1999 among Enterprise Products Operating and certain banks (incorporated by reference to Exhibit 99.10 on Form 8-K/A-1 dated October 27, 1999).

4.7 Unitholder Rights Agreement dated September 17, 1999 (incorporated by reference to Exhibit 99.5 on Form 8-K dated October 4, 1999).

4.8 Contribution Agreement dated September 17, 1999 (incorporated by reference to Exhibit 1 on Form 8-K dated October 4, 1999).

4.9 Registration Rights Agreement dated September 17, 1999 (incorporated by reference to Exhibit 3 on Form 8-K dated October 4, 1999).

4.10 Unitholder Rights Agreement dated September 17, 1999 (incorporated by reference to Exhibit 2 on Form 8-K dated October 4, 1999).

***5.1 Opinion of Vinson & Elkins L.L.P.

***8.1 Opinion of Vinson & Elkins L.L.P. relating to certain tax matters.

**12.1 Calculation of Ratio of Earnings to Fixed Charges.

**23.1 Consent of Deloitte Touche L.L.P.

23.3   Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).

24.1   Powers of Attorney (included on signature page).

*25.1Form T-1  Statement of  Eligibility  of Trustee  under the Debt  Securities
     Indenture.

**27.1 Financial Data Schedule.

---------------------------

* The Company will file as an exhibit to a Current Report on Form 8-K (i) any form of Debt Securities Indenture, Debt Securities, Depositary Receipts or Depositary Agreement, (ii) any form of underwriting agreement to be used in connection with an offering of securities, and (iii) any statement of eligibility of a trustee in connection with an offering of Debt Securities.

**   Previously filed.

*** Filed herewith.


Houston:60055.3

                                                                     Exhibit 5.1


                     [Letterhead of Vinson & Elkins L.L.P.]


                                January 10, 2000



Enterprise Products Partners L.P.
Enterprise Products Operating L.P.
2727 N. Loop West
Houston, Texas 77008

Ladies and Gentlemen:

     We have participated in the preparation of the Registration Statement on Form S-3 (Registration Number 333-93239) (such Registration Statement, as amended on the effective date thereof being referred to herein as the "Registration Statement") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration of up to $800 million of Common Units of Enterprise Products Partners L.P. ("Enterprise") and/or debt securities (the "Debt Securities") of Enterprise Products Operating L.P. ("Operating") and guaranties (the "Guaranties") of such debt securities by Enterprise (the Common Units, Debt Securities and Guaranties being referred to collectively herein as the "Securities"). We have also participated in the preparation of the prospectus relating to the Registration Statement and included as a part thereof (the "Prospectus").

     In rendering the opinions set forth below, we have examined and relied upon
(i) the Registration Statement, including the Prospectus; (ii) the Second Amended and Restated Agreement of Limited Partnership of Enterprise, dated as of September 17, 1999, (iii) the Amended and Restated Agreement of Limited Partnership of Enterprise Products Operating L.P., and (iv) such certificates, statutes and other instruments and documents as we consider appropriate for purposes of the opinions hereafter expressed.

     In connection with this opinion, we have assumed that (i) the Registration Statement, and any amendments thereto (including post-effective amendments), will have become effective; (ii) a Prospectus Supplement will have been prepared and filed with the Commission describing the Securities offered thereby;
(iii) all Securities will be issued and sold in compliance with applicable federal and state securities laws and in the manner stated in the Registration Statement and the appropriate Prospectus Supplement; (iv) a definitive purchase, underwriting or similar agreement with respect to any Securities offered will have been duly authorized and validly executed and delivered by Enterprise (and, if appropriate, Operating) and the other parties thereto; and (v) any Securities issuable upon conversion, exchange or exercise of any Security being offered will be duly authorized, created and, if appropriate, reserved for issuance upon such conversion, exchange or exercise.

         Based upon and subject to the foregoing, we are of the opinion that:

Houston:60055.3

     1. With respect to the Common Units, when (i) Enterprise has taken all necessary action to approve the issuance of such Common Units, the terms of the offering and related matters and (ii) the Common Units have been issued and delivered in accordance with terms of the applicable definitive purchase, underwriting or similar agreement approved by Enterprise upon payment of the consideration therefor provided for therein, then the Common Units will be validly issued, fully paid and non-assessable.

     2. With respect to the Debt Securities and the Guaranties, when (i) the Indenture has been duly authorized and validly executed and delivered by Operating, Enterprise and the Trustee thereunder; (ii) the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended; (iii) Operating and Enterprise have taken all necessary action to approve the issuance and terms of such Debt Securities and Guaranties, the terms of the offering thereof and related matters and (iv) such Debt Securities and Guaranties have been duly executed, authenticated, issued and delivered in accordance with the provisions of the Indenture and the applicable definitive purchase, underwriting or similar agreement approved by Operating and Enterprise upon payment of the consideration therefor provided for therein, such Debt Securities and Guaranties will be legally issued and will constitute valid and legally binding obligations of Operating and Enterprise, respectively, enforceable against Operating and Enterprise in accordance with their terms, except as such enforcement is subject to any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other law relating to or affecting creditors' rights generally and general principles of equity.

     We hereby consent to the references to this firm under the captions "Federal Income Tax Considerations" and "Legal Matters" in the Prospectus and to the filing of this opinion as an Exhibit to the Registration Statement. By giving such consent, we do not admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Securities and Exchange Commission issued thereunder.

                                                     Very truly yours,


                                                     /s/ VINSON & ELKINS L.L.P.
                                                     --------------------------
                                                         Vinson & Elkins L.L.P.

0282:2102



Houston:60055.3

                                                                     Exhibit 8.1


                     [Letterhead of Vinson & Elkins L.L.P.]


                                January 10, 2000



Enterprise Products Partners L.P.
Enterprise Products Operating L.P.
2727 N. Loop West
Houston, Texas 77008

Ladies and Gentlemen:

     We have participated in the preparation of the Registration Statement on Form S-3 (Registration Number 333-93239) (such Registration Statement, as amended on the effective date thereof being referred to herein as the "Registration Statement") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration of up to $800 million of Common Units of Enterprise Products Partners"L.P. ("Enterprise") and/or debt securities of Enterprise Products Operating L.P. and guaranties of such debt securities by Enterprise. We have also participated in the preparation of the prospectus relating to the Registration Statement and included as a part thereof (the "Prospectus").

     The statements in the Prospectus as to matters of law and legal conclusions under the caption "Federal Income Tax Considerations" have been prepared by us and, in our opinion, are based upon reasonable interpretations of law in effect as of the date hereof.

     We hereby consent to the references to this firm under the captions "Federal Income Tax Considerations" and "Legal Matter" in the Prospectus and to the filing of this opinion as an Exhibit to the Registration Statement. By giving such consent, we do not admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Securities and Exchange Commission issued thereunder.

                                                     Very truly yours,


                                                     /s/VINSON&ELKINSL.L.P.
                                                     ----------------------
                                                     Vinson & Elkins L.L.P.

0282:2102


Houston:60055.3